AMENDMENT 2 TO LEASE

This AMENDMENT TO LEASE ("Amendment") is made as of the **1st** day of **September, 2012**, by and between **WINDMILL DURANGO OFFICE, LLC** (hereinafter referred to as "Landlord"), and **ALLEGIANT AIR, LLC** (hereinafter referred to as "Tenant").

WITNESSETH:

WHEREAS, Landlord entered into a certain Lease Agreement (the "Lease") dated May 1, 2007 with Tenant for a premises located at 8360 South Durango, Las Vegas, Nevada 89113 (the "Premises"), which Premises are more particularly described in said Lease.

WHEREAS, pursuant to the Lease, Landlord shall grant to Tenant a continuous Right of First Offer on any space that comes available in the Building during the Lease Term.

WHEREAS, Tenant wishes to exercise said right at this time and assume additional floor area at the Building.

NOW THEREFORE, in consideration of the mutual promises herein contained and for other good and valuable consideration paid for and given by each of the parties hereto to the other, receipt of which each of the parties hereby respectively acknowledges, the parties hereto agree as follows:

1. As of the effective date of this Amendment, Tenant shall lease an additional 4, 671 square feet of the 1st floor area at the Building. A depiction of the 4,671 square feet of additional floor area is attached hereto and made part hereof as Exhibit "A".
2. Tenant's Rent shall be fixed at fifty two (.52) cents per square foot, or $2,428.92 per month until May 31, 2015.
3. Tenant shall not be liable for any unamortized brokerage commissions or any unamortized tenant improvements that may arise out of or in connection with any space leased pursuant to this Amendment.
4. Except as amended and modified herein, all the terms, covenants and provisions of said Lease remain unchanged and in full force and effect.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment to Lease as of the date first above set forth.

Landlord:
WINDMILL DURANGO OFFICE, LLC

WINDMILL DURANGO, LP
(Managing Member of WINDMILL DURANGO OFFICE, LLC)

IDC WINDMILL DURANGO, LLC
(General Partner of WINDMILL DURANGO, LP)

By: [signature]
JEFF SUSA, Managing Member

Tenant:
ALLEGIANT AIR, LLC

By: [signature]

Scott Sheldon
(Print Name)